Revenue	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
Revenue	REVENUE
The following table presents the disaggregation of the Corporation's revenue on the consolidated statements of earnings by geography and substantially autonomous utility operations.

($ millions)	2024	2023
Electric and gas revenue
United States
ITC	2,205	2,098
UNS Energy	2,731	2,707
Central Hudson	1,366	1,329
Canada
FortisBC Energy	1,538	1,766
FortisAlberta	770	699
FortisBC Electric	481	460
Newfoundland Power	770	759
Maritime Electric	277	258
FortisOntario	235	217
Caribbean
Caribbean Utilities	402	388
FortisTCI	118	108
Total electric and gas revenue	10,893	10,789
Other services revenue	350	374
Revenue from contracts with customers	11,243	11,163
Alternative revenue	169	150
Other revenue	96	204
Total revenue	11,508	11,517

Revenue from Contracts with Customers
Electric and gas revenue includes revenue from the sale and/or delivery of electricity and gas, transmission revenue, and wholesale electric revenue, all based on regulator-approved tariff rates including the flow through of commodity costs.

Other services revenue includes management fees at UNS Energy for the operation of Springerville Units 3 and 4 and revenue from other services that reflect the ordinary business activities of Fortis' utilities. Other services revenue for 2023 also includes revenue from storage optimization activities at Aitken Creek through the date of disposition (Note 21).

Alternative Revenue
Alternative revenue programs allow utilities to adjust future rates in response to past activities or completed events if certain criteria are met. Alternative revenue is recognized on an accrual basis with a corresponding regulatory asset or liability until the revenue is settled. Upon settlement, revenue is not recognized as revenue from contracts with customers but rather as settlement of the regulatory asset or liability. The significant alternative revenue programs of Fortis' utilities are summarized as follows.

ITC's formula rates include an annual true-up mechanism that compares actual revenue requirements to billed revenue, and any under- or over-collections are accrued as a regulatory asset or liability and reflected in future rates within a two year period (Note 8). The formula rates do not require annual regulatory approvals, although inputs remain subject to legal challenge.

UNS Energy's lost fixed-cost recovery mechanism ("LFCR") surcharge recovers lost fixed costs, as measured by a reduction in non-fuel revenue, associated with energy efficiency savings and distributed generation. To recover the LFCR regulatory asset, UNS Energy is required to file an annual LFCR adjustment request with the ACC for the LFCR revenue recognized in the prior year. The recovery is subject to a year-over-year cap of 2% of total retail revenue.

FortisBC Energy and FortisBC Electric have an earnings sharing mechanism that provides for a 50/50 sharing of variances from the allowed ROE. Additionally, variances between forecast and actual customer-use rates and industrial and other customer revenue are captured in a revenue stabilization account and a flow-through deferral account, respectively, to be refunded to, or received from, customers in rates within two years.

Other Revenue
Other revenue primarily includes gains or losses on energy contract derivatives, as well as regulatory deferrals at FortisBC Energy and FortisBC Electric including cost recovery variances from forecast